-------------------------------------------------------------------------------
                                                         INTERNATIONAL REGIONAL
-------------------------------------------------------------------------------

Alliance Greater
China '97 Fund

Annual Report
July 31, 2000

                                [GRAPHIC OMITTED]

                      Alliance Capital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                         ----------------------
                                                         LETTER TO SHAREHOLDERS
                                                         ----------------------

LETTER TO SHAREHOLDERS
September 11, 2000

Dear Shareholder:

This report contains investment results, market activity, and outlook for Alliance Greater China '97 Fund (the "Fund") for the annual reporting period ended July 31, 2000.

Investment Objectives and Policies

This open-end fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.

Investment Results

The following table provides investment results for the Fund for the six- and 12-month periods ended July 31, 2000, relative to its benchmarks, the Morgan Stanley Capital International (MSCI) indices (China Free, Hong Kong and Taiwan) and the Lipper China Region Funds Average. The Fund outperformed the MSCI indices during the 12-month period under review mainly due to stock selection. The Fund's relatively large stake in the technology, media, and telecommunication (TMT) sectors attributed to the Fund's underperformance of the Lipper China Region Funds for the 12-month period as valuations in that sector corrected.

INVESTMENT RESULTS*
Periods Ended July 31, 2000

                         -----------------------
                              Total Returns
                         -----------------------
                         6 months      12 months
------------------------------------------------
Alliance Greater
China '97 Fund
  Class A                 -6.00%        26.10%
------------------------------------------------
  Class B                 -6.38%        24.75%
------------------------------------------------
  Class C                 -6.29%        24.91%
------------------------------------------------
MSCI China
Free Index                 1.40%       -23.35%
------------------------------------------------
MSCI Hong
Kong Index                 0.49%        16.42%
------------------------------------------------
MSCI Taiwan
Index                    -18.40%        15.83%
------------------------------------------------
Lipper China
Region Funds
Average                    4.03%        31.48%
------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of July 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Morgan Stanley Capital International (MSCI) China Free Index, the MSCI Hong Kong Index, and the MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 31, 29, and 75 companies as of the period ended July 31, 2000. The Lipper China Region Funds Average represents funds that invest in equity


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                                            ALLIANCE GREATER CHINA '97 FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. For the six- and 12-month periods ended July 31, 2000, the Lipper Average included 26 funds for both time periods. All comparative indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index or average and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

Market Review

The Hong Kong stock market continued its positive performance as the economic recovery gathered momentum. Chinese Class B shares (available only to foreign investors) have tended to strengthen in anticipation of the prospect of their merger with Chinese Class A shares (available only to domestic investors). The convergence would be especially beneficial to Chinese Class B shares since they are traded at a deep discount to Chinese Class A shares. The upward trend of the Taiwan stock market was somewhat capped by domestic political issues and concerns about the strength of the semiconductor cycle.

Economic Review

The outlook for U.S. interest rates dominated the investment sentiment during the period under review. In the meantime, the Greater Chinese economies continued to enjoy positive gains. The bullish outlook is expected to continue for Asian markets due to buoyant expansion of exports to Organization for Economic Cooperation and Development (OECD) countries, which has a direct influence on domestic demand. China is expected to grow by approximately 8% to 9% in 2000, led by a strong performance in the export sector. With China's entry into the World Trade Organization (WTO), domestic demand is expected to continue to increase, and more importantly, foreign investment is expected to increase substantially. The passing of the permanent normal trade relations
(PNTR) trade status with the U.S. should also encourage more trading activity in the interim.

The recovery of Hong Kong's economy gathered momentum this year as evidenced by the 14.3% increase in Hong Kong's Gross Domestic Product (GDP) in the first quarter. Hong Kong's economy should also benefit from being a service center for multi-national companies entering the Chinese market following the WTO entry.

The Taiwanese economy continued to benefit from the global outsourcing trend and the strong exportation of electronic goods. The Kuomintang Central Standing Committee (KMT) defeat at the presidential election in March of this year, has not affected business confidence as President Chen Shui-bien has adopted a pragmatic approach in dealing with China on the topic of unification.

Outlook

The outlook for the Greater China region is encouraging, as the region is favorably positioned to benefit from buoyant export growth. The forthcom-


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2 o ALLIANCE GREATER CHINA '97 FUND

                                                         ----------------------
                                                         LETTER TO SHAREHOLDERS
                                                         ----------------------

ing WTO entry for China should mark the beginning of a new growth phase for the Greater China region.

[PHOTO       John D.
 OMITTED]    Carifa

[PHOTO       Mathew W.S.
 OMITTED]    Lee

Portfolio Manager, Mathew W.S. Lee, is Chief Investment Officer, New-Alliance Asset Management (Asia) Limited. Mr. Lee is responsible for the investment activities in Hong Kong and has over 15 years of investment experience.

The overextended valuation of the TMT sectors did recede in the second quarter. While investors should be mindful of their valuations, we believe the TMT sector -- the fastest growing sector -- will continue to play an important role in the future. Hence, our strategy is to selectively accumulate telecommunication and technology leaders while also situating ourselves to purchase "old" economy companies that are well positioned to transform to the new economy.

Thank you again for your interest and investment in Alliance Greater China '97 Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Mathew W.S. Lee

Mathew W.S. Lee
Senior Vice President


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                                            ALLIANCE GREATER CHINA '97 FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 7/31/00

[The following table was depicted as a mountain chart in the printed material.]

                              <PLOT POINTS TO COME>

MSCI Hong Kong Index: $10,238

Alliance Greater China '97 Fund Class A: $10,103

MSCI Taiwan Index: $9,260

MSCI China Free Index: $3,986

This chart illustrates the total value of an assumed $10,000 investment in Alliance Greater China '97 Fund Class A shares (from 9/30/97 to 7/31/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) China Free Index, the MSCI Hong Kong Index, and the MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 31, 29, and 75 companies as of July 31, 2000.

When comparing Alliance Greater China '97 Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

*     Closest month-end after Fund's Class A share inception date of 9/3/97.


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4 o ALLIANCE GREATER CHINA '97 FUND

                                                             ------------------
                                                             PERFORMANCE UPDATE
                                                             ------------------

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                               [BAR CHART OMITTED]

           Alliance Greater China '97 Fund--Yearly Periods Ended 7/31
-------------------------------------------------------------------------------
                            Alliance Greater         Lipper China Region
                             China '97 Fund             Funds Average
-------------------------------------------------------------------------------
      7/31/98*                  -51.20%                   -53.90%
      7/31/99                    69.42%                    55.66%
      7/31/00                    26.10%                    31.48%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Lipper China Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.

* The Fund's return for the period ended 7/31/98 is from the Fund's inception date of 9/3/97. The benchmark's return for the period ended 7/31/98 is from 8/31/97 through 7/31/98.


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                                            ALLIANCE GREATER CHINA '97 FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
July 31, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $8.2
9/3/97                  Median Market Capitalization ($mil): $14,382
Class B Shares
9/3/97
Class C Shares
9/3/97

SECTOR BREAKDOWN

o 22.50% Multi-Industry
o 16.40% Telecommunications
o 12.60% Real Estate
o 11.90% Technology
o 10.50% Finance
o  7.50% Transportation
o  4.20% Capital Goods                          [PIE CHART OMITTED]
o  4.20% Consumer Staples
o  3.60% Energy
o  3.50% Consumer Services
o  1.50% Basic Industry
o  1.10% Utilities
o  0.50% Consumer Manufacturing

COUNTRY BREAKDOWN

o 90.80% Hong Kong
o  7.50% Taiwan                                 [PIE CHART OMITTED]
o  1.10% People's Republic of China
o  0.60% United States

All data as of July 31, 2000. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments (excluding cash and cash equivalents).


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6 o ALLIANCE GREATER CHINA '97 FUND

                                                             ------------------
                                                             INVESTMENT RESULTS
                                                             ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2000

Class A Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              26.10%                    20.79%
     Since Inception*              1.44%                    -0.05%

Class B Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              24.75%                    20.75%
     Since Inception*              0.64%                    -0.05%

Class C Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              24.91%                    23.91%
     Since Inception*              0.64%                     0.64%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2000)

                            Class A           Class B         Class C
-------------------------------------------------------------------------------
              1 Year         9.70%             9.49%           12.50%
     Since Inception*       -1.40%            -1.36%           -0.70%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund will invest substantially all of its assets in Greater China companies and is subject to greater risk than would a fund with a more diversified portfolio. Investments in Greater China companies entail risks different from, and in certain cases, greater than, risks associated with investments in the U.S. or in other international markets.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/3/97, all share classes.


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                                            ALLIANCE GREATER CHINA '97 FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
July 31, 2000

                                                                    Percent Of
Company                                         U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Hutchison Whampoa, Ltd.--The company
has diverse operations including property
investment and development, port services,
retail, manufacturing, finance, investment,
and other services.                               $  698,438              8.6%
-------------------------------------------------------------------------------
China Mobile (Hong Kong), Ltd.--The
company provides cellular telecommuni-
cations services in the Peoples
Republic of China.                                   588,326              7.2
-------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.--The company
is involved in property development and
investment, infrastructure, and related
businesses.                                          588,262              7.2
-------------------------------------------------------------------------------
China Unicom, Ltd.--The company provides
telecommunications services in the People's
Republic of China. The company's services
include cellular, paging, long distance, data,
and internet services.                               416,624              5.1
-------------------------------------------------------------------------------
Citic Pacific, Ltd.--A holding company with
interests in infrastructure, power generation,
environment, aviation, telecommunications,
credit card services, and property investment.       373,410              4.6
-------------------------------------------------------------------------------
China Resources Enterprise, Ltd.--A holding
company whose subsidiaries develop and
invest in real estate and infrastructural projects,
provide cold storage services, manufacture
beer products, and office furniture.                 346,225              4.2
-------------------------------------------------------------------------------
Legend Holdings, Ltd.--The company, through
its subsidiaries, manufactures and distributes
the Legend brand personal computer,
manufactures motherboards, distributes
brand name computers, and provides
system integration services.                         338,531              4.2
-------------------------------------------------------------------------------
Li & Fung, Ltd.--The company, through its
subsidiaries, operates an export trading business.
The company exports consumer products such
as garments, fashion accessories, toys, games,
sporting goods, home furnishings, handicrafts,
shoes, travel goods and tableware.                   338,326              4.1
-------------------------------------------------------------------------------
Pacific Century CyberWorks, Ltd.--The
company, through its subsidiaries, provides
broadband internet services via satellite,
invests in local and international information
technology, and internet businesses.                 314,488              3.9
-------------------------------------------------------------------------------
HSBC Holdings Plc.--The company provides
a variety of international banking and financial
services including retail and corporate banking,
trade, trusteeship, securities, custody, capital
markets, treasury, private and investment
banking, and insurance.                              264,157              3.2
-------------------------------------------------------------------------------
                                                  $4,266,787             52.3%
-------------------------------------------------------------------------------


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8 o ALLIANCE GREATER CHINA '97 FUND

                                                         ----------------------
                                                         SECTOR DIVERSIFICATION
                                                         ----------------------

SECTOR DIVERSIFICATION
July 31, 2000

                                                                    Percent Of
                                                U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Basic Industries                                  $  121,179              1.5%
-------------------------------------------------------------------------------
Capital Goods                                        341,563              4.2
-------------------------------------------------------------------------------
Consumer Manufacturing                                41,547              0.5
-------------------------------------------------------------------------------
Consumer Services                                    279,032              3.4
-------------------------------------------------------------------------------
Consumer Staples                                     338,326              4.1
-------------------------------------------------------------------------------
Energy                                               293,329              3.6
-------------------------------------------------------------------------------
Finance                                              848,295             10.4
-------------------------------------------------------------------------------
Multi Industry                                     1,806,948             22.1
-------------------------------------------------------------------------------
Real Estate                                        1,012,561             12.4
-------------------------------------------------------------------------------
Technology                                           954,274             11.7
-------------------------------------------------------------------------------
Telecommunications                                 1,319,437             16.2
-------------------------------------------------------------------------------
Transportation                                       600,469              7.4
-------------------------------------------------------------------------------
Utilities                                             89,440              1.1
-------------------------------------------------------------------------------
Total Investments                                  8,046,400             98.6
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities             116,360              1.4
-------------------------------------------------------------------------------
Net Assets                                        $8,162,760            100.0%
-------------------------------------------------------------------------------


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                                            ALLIANCE GREATER CHINA '97 FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2000

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Common Stocks - 98.6%

Hong Kong - 89.5%
Aeon Credit Service (Asia), Ltd. ..............          81,400      $   28,705
ASM Pacific Technology, Ltd. ..................          20,000          71,810
Cathay Pacific Airways ........................          40,000          83,607
Cheung Kong Holdings, Ltd. ....................          50,000         588,262
Cheung Kong Infrastructure Holdings, Ltd. .....          40,000          64,116
China Eastern Airlines Co., Ltd. Cl. H(a) .....         850,000         163,495
China Everbright, Ltd. ........................         100,000          90,403
China Merchants Holdings International
   Co., Ltd. ..................................         200,000         152,595
China Mobile (Hong Kong), Ltd.(a) .............          74,000         588,326
China National Aviation Co., Ltd. .............         400,000          84,633
China Resources Beijing Land, Ltd. ............         500,000         100,020
China Resources Enterprise, Ltd. ..............         240,000         346,225
China Southern Airlines Co., Ltd. Cl. H(a) ....         450,000         152,916
China Travel International Investment, Ltd. ...         240,000          39,393
China Unicom, Ltd.(a) .........................         180,000         416,624
Citic Pacific, Ltd. ...........................          70,000         373,410
Dah Sing Financial Group, Ltd. ................          40,000         181,063
Dao Heng Bank Group, Ltd. .....................          20,000          91,301
Hong Kong Exchanges & Clearing, Ltd.(a) .......          50,000         106,111
Hong Kong Land Holding, Ltd.(b) ...............          40,000          67,200
HSBC Holdings Plc .............................          20,000         264,157
Hutchison Whampoa, Ltd. .......................          50,200         698,438
Kerry Properties, Ltd. ........................         120,000         128,488
Legend Holdings, Ltd. .........................         300,000         338,531
Li & Fung, Ltd. ...............................          68,000         338,326
New World Development Co., Ltd. ...............          60,000          79,631
Pacific Century CyberWorks, Ltd.(a) ...........         150,000         314,488
Petrochina Co., Ltd. Cl. H(a) .................         750,000         171,189
Phoenix Satellite TV Holdings, Ltd.(a) ........         500,000         116,690
Prosten Technology Holdings, Ltd.(a) ..........         340,000          58,858
QPL International Holdings, Ltd.(a) ...........          80,000          75,913
Shanghai Petrochemical Co., Ltd. Cl. H ........         750,000         122,140
Swire Pacific, Ltd. Cl. A .....................          37,000         236,279
TCC Hong Kong Cement Holdings, Ltd. ...........         200,000          41,547
Technology Venture Holdings, Ltd. .............          80,000          38,982
Television Broadcasting, Ltd. .................          30,000         162,341
Wharf (Holdings), Ltd. ........................          23,000          48,959
Wing Hang Bank, Ltd. ..........................          30,000          86,556
Yizheng Chemical Fibre Co., Ltd. Cl. H ........         450,000         121,179
Zhejiang Expressway Co., Ltd. Cl. H ...........         400,000          76,426
                                                                     ----------
                                                                      7,309,333
                                                                     ----------
Peoples' Republic Of China - 1.1%
Zhejiang Southeast Electric Power Co.,
   Ltd. Cl. B(b) ..............................         260,000          89,440
                                                                     ----------


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10 o ALLIANCE GREATER CHINA '97 FUND

                                                       ------------------------
                                                       PORTFOLIO OF INVESTMENTS
                                                       ------------------------

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Taiwan - 7.4%
Accton Technology Corp.(a) ................               3,200      $    6,604
Asustek Computer, Inc. ....................              11,970          93,799
Hon Hai Precision Industry Co., Ltd. ......              16,692         129,725
Siliconware Precision Industries Co.(a) ...              12,619          21,364
Synnex Technology International Corp. .....              11,960          49,753
Systex Corp.(a) ...........................              33,600         101,309
Taiwan Semiconductor Manufacturing Co.,
   Ltd.(a) ................................              20,550          84,162
United Microelectronics Corp., Ltd.(a) ....              40,000          96,743
VIA Technologies, Inc.(a) .................               1,000          16,543
                                                                     ----------
                                                                        600,002
                                                                     ----------
United States - 0.6%
Sina.Com(a)(b) ............................               2,000          47,625
                                                                     ----------
Total Investments - 98.6%
   (cost $7,332,058) ......................                           8,046,400
Other assets less liabilities - 1.4% ......                             116,360
                                                                     ----------
Net Assets - 100% ..........................                         $8,162,760
                                                                     ==========

(a)   Non-income producing security.
(b)   United States dollar denominated security.
      See notes to financial statements.


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                                           ALLIANCE GREATER CHINA '97 FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2000

Assets
Investments in securities, at value (cost $7,332,058) .......       $ 8,046,400
Cash ........................................................            23,452
Foreign cash, at value (cost $214,338) ......................           214,084
Receivable for capital stock sold ...........................           166,155
Deferred organization expenses ..............................           143,873
Receivable for investment securities sold ...................            23,604
Receivable from Adviser .....................................            17,725
Dividends receivable ........................................             1,113
                                                                    -----------
Total assets ................................................         8,636,406
                                                                    -----------
Liabilities
Payable to Adviser (reimbursement to Adviser
   for organizational expenses) .............................           326,500
Payable for capital stock redeemed ..........................            31,148
Distribution fee payable ....................................             5,240
Accrued expenses ............................................           110,758
                                                                    -----------
Total liabilities ...........................................           473,646
                                                                    -----------
Net Assets ..................................................       $ 8,162,760
                                                                    ===========
Composition of Net Assets
Capital stock, at par .......................................       $       800
Additional paid-in capital ..................................         7,674,311
Undistributed net investment income .........................             7,835
Accumulated net realized loss on investments
   and foreign currency transactions ........................         (234,264)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......           714,078
                                                                    -----------
                                                                    $ 8,162,760
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,470,998 / 238,985 shares of beneficial interest
   issued and outstanding) ..................................            $10.34
Sales charge-4.25% of public offering price ................                .46
                                                                         ------
Maximum offering price ......................................            $10.80
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($4,046,603 / 399,320 shares of beneficial interest
   issued and outstanding) ..................................            $10.13
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($1,372,374 / 135,540 shares of beneficial interest
   issued and outstanding) ..................................            $10.13
                                                                         ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($272,785 / 26,210 shares of beneficial interest issued
   and outstanding) .........................................            $10.41
                                                                         ======

See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCE GREATER CHINA '97 FUND

                                                        -----------------------
                                                        STATEMENT OF OPERATIONS
                                                        -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $421) ...........................      $ 104,315
Interest .......................................         15,139      $  119,454
                                                      ---------
Expenses
Advisory fee ...................................         58,157
Distribution fee--Class A ......................          5,345
Distribution fee--Class B ......................         31,550
Distribution fee--Class C ......................          6,049
Custodian ......................................        147,352
Administrative .................................        127,000
Amortization of organizational expenses ........         63,740
Registration ...................................         45,922
Legal ..........................................         39,527
Audit ..........................................         26,137
Transfer agency ................................         23,878
Printing .......................................         15,124
Directors' fees ................................         11,000
Miscellaneous ..................................            995
                                                      ---------
Total expenses .................................        601,776
Less: expenses waived and reimbursed
   (see Note B) ................................       (429,907)
Less: expense offset arrangement
   (see Note B) ................................           (980)
                                                      ---------
Net expenses ...................................                        170,889
                                                                     ----------
Net investment loss ............................                       (51,435)
                                                                     ----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ................................                      1,269,921
Net realized gain on foreign currency
   transactions ................................                          5,775
Net change in unrealized
   appreciation / depreciation of:
   Investments .................................                       (44,086)
   Foreign currency denominated assets
     and liabilities ...........................                          (510)
                                                                     ----------
Net gain on investments and
   foreign currency transactions ...............                      1,231,100
                                                                     ----------
Net Increase in Net Assets from
   Operations ..................................                     $1,179,665
                                                                     ==========

See notes to financial statements.


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2000             1999
                                                   ===========      ===========

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................     $   (51,435)     $   (1,600)
Net realized gain (loss) on investments
   and foreign currency transactions .........       1,275,696        (629,637)
Net change in unrealized
   appreciation / depreciation of
   investments and foreign
   currency denominated assets
   and liabilities ...........................         (44,596)       1,987,402
                                                   -----------      -----------
Net increase in net assets from operations ...       1,179,665        1,356,165
Capital Stock Transactions
Net increase (decrease) ......................       3,747,700        (279,240)
                                                   -----------      -----------
Total increase ...............................       4,927,365        1,076,925
Net Assets
Beginning of period ..........................       3,235,395        2,158,470
                                                   -----------      -----------
End of period (including undistributed net
   investment income of $7,835 and $6,167,
   respectively) .............................     $ 8,162,760      $ 3,235,395
                                                   ===========      ===========

See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE GREATER CHINA '97 FUND

                                                   ----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2000

NOTE A: Significant Accounting Policies

Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.


-------------------------------------------------------------------------------
16 o ALLIANCE GREATER CHINA '97 FUND

                                                  -----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and undistributed net investment income, and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 2000, such reimbursement amounted to $295,407.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2000, the Adviser agreed to waive its fees for such services. Such waiver amounted to $127,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended July 31, 2000, such fees amounted to $19,397. The Transfer Agent agreed to waive a portion of its fees for such services. Such waiver amounted to $7,500.

For the year ended July 31, 2000, the Fund's expenses were reduced by $980 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,868 from the sale of Class A shares and $15,839 and 783 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 2000.

Brokerage commissions paid on investment transactions for the year ended July 31, 2000, amounted to $79,870, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jen-


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,535,860 and $217,571 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $12,555,132 and $8,993,257, respectively, for the year ended July 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended July 31, 2000.

At July 31, 2000, the cost of investments for federal income tax purposes was $7,427,832. Accordingly, gross unrealized appreciation of investments was $1,265,007 and gross unrealized depreciation of investments was $646,439 resulting in net unrealized appreciation of $618,568 (excluding foreign currency transactions).

At July 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $138,490, which expires in the year 2007.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


-------------------------------------------------------------------------------
18 o ALLIANCE GREATER CHINA '97 FUND

                                                  -----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

The Fund's custodian will place and maintain cash (or other) liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at July 31, 2000.

NOTE E: Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                 -----------------------------   ------------------------------
                            Shares                         Amount
                 -----------------------------   ------------------------------
                     Year Ended      Year Ended      Year Ended      Year Ended
                  July 31, 2000   July 31, 1999   July 31, 2000   July 31, 1999
                 --------------------------------------------------------------
Class A
Shares sold             475,967         107,452    $  4,953,854    $    813,635
Shares redeemed        (360,184)        (76,310)     (3,869,659)       (563,178)
-------------------------------------------------------------------------------
Net increase            115,783          31,142    $  1,084,195    $    250,457
-------------------------------------------------------------------------------

Class B
Shares sold           1,197,382         327,834    $ 11,840,955    $  2,338,138
Shares redeemed      (1,032,319)       (415,218)    (10,309,321)    (2,923,975)
-------------------------------------------------------------------------------
Net increase
  (decrease)            165,063         (87,384)   $  1,531,634   $   (585,837)
-------------------------------------------------------------------------------

Class C
Shares sold             319,761          13,684    $  3,314,373    $    106,827
Shares redeemed        (204,172)        (14,842)     (2,251,572)      (107,177)
-------------------------------------------------------------------------------
Net increase
  (decrease)            115,589          (1,158)   $  1,062,801   $       (350)
-------------------------------------------------------------------------------

Advisor Class
Shares sold              49,323          30,587    $    527,728    $    250,877
Shares redeemed         (42,667)        (23,385)       (458,658)      (194,387)
-------------------------------------------------------------------------------
Net increase              6,656           7,202    $     69,070    $     56,490
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2000.

NOTE G: Concentration of Risk

Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.


-------------------------------------------------------------------------------
20 o ALLIANCE GREATER CHINA '97 FUND

                                                           --------------------
                                                           FINANCIAL HIGHLIGHTS
                                                           --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ------------------------------------
                                                                      Class A
                                                        ------------------------------------
                                                                              September 3,
                                                                                   1997(a)
                                                          Year Ended July 31,           to
                                                        ----------------------    July 31,
                                                           2000          1999         1998
                                                        ------------------------------------
Net asset value, beginning of period ..............      $ 8.20        $ 4.84      $ 10.00
                                                        ------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................        (.04)          .02          .08
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...        2.18          3.34        (5.18)
                                                        ------------------------------------
Net increase (decrease) in net asset value
  from operations .................................        2.14          3.36        (5.10)
                                                        ------------------------------------
Less: Dividends
Dividends from net investment income ..............          -0-           -0-        (.06)
                                                        ------------------------------------
Net asset value, end of period ....................      $10.34        $ 8.20      $  4.84
                                                        ====================================
Total Return
Total investment return based on net asset value(d)       26.10%        69.42%      (51.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $2,471        $1,011      $   445
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(c)(e) ...        2.52%         2.52%        2.52%(f)
  Expenses, before waivers/reimbursements .........        9.92%        19.68%       18.27%(f)
Net investment income (loss) ......................        (.42)%         .36%        1.20%(f)
Portfolio turnover rate ...........................         158%           94%          58%

See footnote summary on page 24.


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ------------------------------------
                                                                      Class B
                                                        ------------------------------------
                                                                              September 3,
                                                                                   1997(a)
                                                          Year Ended July 31,           to
                                                        ----------------------    July 31,
                                                           2000          1999         1998
                                                        ------------------------------------
Net asset value, beginning of period ..............      $ 8.12        $ 4.82      $ 10.00
                                                        ------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................        (.11)         (.01)         .03
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...        2.12          3.31        (5.17)
                                                        ------------------------------------
Net increase (decrease) in net asset value
  from operations .................................        2.01          3.30        (5.14)
                                                        ------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............          -0-           -0-        (.03)
Distributions in excess of net investment income ..          -0-           -0-        (.01)
                                                        ------------------------------------
Total dividends and distributions .................          -0-           -0-        (.04)
                                                        ------------------------------------
Net asset value, end of period ....................      $10.13        $ 8.12      $  4.82
                                                        ====================================
Total Return
Total investment return based on net asset value(d)       24.75%        68.46%      (51.53)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $4,047        $1,902      $ 1,551
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(c)(e) ...        3.22%         3.22%        3.22%(f)
  Expenses, before waivers/reimbursements .........       10.72%        20.22%       19.18%(f)
Net investment income (loss) ......................       (1.13)%        (.22)%        .53%(f)
Portfolio turnover rate ...........................         158%           94%          58%

See footnote summary on page 24.


-------------------------------------------------------------------------------
22 o ALLIANCE GREATER CHINA '97 FUND

                                                           --------------------
                                                           FINANCIAL HIGHLIGHTS
                                                           --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ------------------------------------
                                                                      Class C
                                                        ------------------------------------
                                                                              September 3,
                                                                                   1997(a)
                                                          Year Ended July 31,           to
                                                        ----------------------    July 31,
                                                           2000          1999         1998
                                                        ------------------------------------
Net asset value, beginning of period ..............      $ 8.11        $ 4.82      $ 10.00
                                                        ------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................        (.13)         (.03)         .03
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...        2.15          3.32        (5.17)
                                                        ------------------------------------
Net increase (decrease) in net asset value
  from operations .................................        2.02          3.29        (5.14)
                                                        ------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............          -0-           -0-        (.03)
Distributions in excess of net investment income ..          -0-           -0-        (.01)
                                                        ------------------------------------
Total dividends and distributions .................          -0-           -0-        (.04)
                                                        ------------------------------------
Net asset value, end of period ....................      $10.13        $ 8.11      $  4.82
                                                        ====================================
Total Return
Total investment return based on net asset value(d)       24.91%        68.26%      (51.53)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $1,372        $  162      $   102
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(c)(e) ...        3.22%         3.22%        3.22%(f)
  Expenses, before waivers/reimbursements .........       10.01%        20.41%       19.37%(f)
Net investment income (loss) ......................       (1.31)%        (.49)%        .50%(f)
Portfolio turnover rate ...........................         158%           94%          58%

See footnote summary on page 24.


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ------------------------------------
                                                                    Advisor Class
                                                        ------------------------------------
                                                                              September 3,
                                                                                   1997(a)
                                                          Year Ended July 31,           to
                                                        ----------------------    July 31,
                                                           2000          1999         1998
                                                        ------------------------------------
Net asset value, beginning of period ..............      $ 8.24        $ 4.85      $ 10.00
                                                        ------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................        (.02)          .04          .10
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ...        2.19          3.35        (5.18)
                                                        ------------------------------------
Net increase (decrease) in net asset value
  from operations .................................        2.17          3.39        (5.08)
                                                        ------------------------------------
Less: Dividends
Dividends from net investment income ..............          -0-           -0-        (.07)
                                                        ------------------------------------
Net asset value, end of period ....................      $10.41        $ 8.24      $  4.85
                                                        ====================================
Total Return
Total investment return based on net asset value(d)       26.34%        69.90%      (51.06)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $  273        $  161      $    60
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(c)(e) ...        2.22%         2.22%        2.22%(f)
  Expenses, before waivers/reimbursements .........        9.61%        19.01%       18.13%(f)
Net investment income (loss) ......................        (.15)%         .58%        1.51%(f)
Portfolio turnover rate ...........................         158%           94%          58%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                    September 3,
                                  Year       Year        1997(a)
                                 Ended      Ended             to
                              July 31,   July 31,       July 31,
                                  2000       1999        1998(f)
                            ---------------------------------------
      Class A                    2.50%      2.50%          2.50%
      Class B                    3.20%      3.20%          3.20%
      Class C                    3.20%      3.20%          3.20%
      Advisor Class              2.20%      2.20%          2.20%

(f)   Annualized.


-------------------------------------------------------------------------------
24 o ALLIANCE GREATER CHINA '97 FUND

                                                 ------------------------------
                                                 REPORT OF INDEPENDENT AUDITORS
                                                 ------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Greater China '97 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 29, 2000


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


-------------------------------------------------------------------------------
26 o ALLIANCE GREATER CHINA '97 FUND

                                                               ----------------
                                                               ALLIANCE CAPITAL
                                                               ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


-------------------------------------------------------------------------------
                                           ALLIANCE GREATER CHINA '97 FUND o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make sub sequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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28 o ALLIANCE GREATER CHINA '97 FUND

                                                             ------------------
                                                             BOARD OF DIRECTORS
                                                             ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
William H. Foulk, Jr.(1)
Tak-Lung Tsim

OFFICERS

Matthew W. S. Lee, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Mamuro Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee


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                                           ALLIANCE GREATER CHINA '97 FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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30 o ALLIANCE GREATER CHINA '97 FUND

NOTES


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                                           ALLIANCE GREATER CHINA '97 FUND o 31

NOTES


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32 o ALLIANCE GREATER CHINA '97 FUND

Alliance Greater China '97 Fund                                 ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                Permit No. 7131
                                                                ---------------

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GCFAR700